SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1999

                                      BAMS

                                  (Depositor)

   (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-12)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704)-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-12

On September 25, 1999, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-12, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-12 relating to the distribution date of September 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1999


                                      BAMS


                          By: /s/ Kelly A. Sheahan
                              ------------------------------
                          Name:   Kelly A. Sheahan
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 1999